Exhibit 99.2

Platinum Underwriters Holdings, Ltd.

Financial Supplement
September 30, 2014

(UNAUDITED)

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum
Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K.

Waterloo House
100 Pitts Bay Road
Pembroke, HM 08
Bermuda

Kenneth A. Kurtzman – Investor Relations
Tel: (203) 252-5833
Email: kkurtzman@platinumre.com
Website: www.platinumre.com

Platinum Underwriters Holdings, Ltd.

Basis of Presentation and Non-GAAP Financial Measures:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2013.  Amounts may not reconcile exactly due to rounding differences.
In presenting the Company's results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP).  Such measures, including operating income or loss (page 11), book value per common share and fully converted book value per common share (page 13) and underwriting income or loss and related underwriting ratios (pages 14-18), are referred to as non-GAAP measures.  These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as "may", "should", "estimate", "expect", "anticipate", "intend", "believe", "predict", "potential", or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies' ability to assess the risks they underwrite; the adequacy of our estimated liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P financial strength ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; the availability and cost of collateral arrangements in order to provide reinsurance; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry, including the effect of new entrants to the industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuations; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the effect of technology breaches or failures on our business; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the "controlled foreign corporation" rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect of income, premium or other taxes on Platinum Underwriters Holdings, Ltd. or its subsidiaries by other jurisdictions; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010; the non-compliance with laws, regulations and taxation on transactions with international counter-parties; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations, and the fact that these dividends and other payments are often limited in amount by applicable laws; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2013.

Platinum Underwriters Holdings, Ltd.

Platinum Underwriters Holdings, Ltd.
Financial Highlights
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Highlights
Net premiums written	$123,787	$137,898	$379,901	$419,033
Net premiums earned	129,463	135,360	380,561	405,146
Underwriting income (1)	22,296	46,727	113,813	152,517
Net investment income	17,523	17,758	52,860	54,110
Net operating income (2)	26,762	39,101	127,820	154,707
Net realized gains (losses) on investments	3,109	(306)	1,998	24,698
Net impairment losses on investments	-	(65)	(224)	(2,002)
Net income	$29,125	$38,285	$129,040	$174,655

Total assets	$3,686,159	$4,009,259	$3,686,159	$4,009,259
Investments and cash and cash equivalents	3,279,429	3,577,024	3,279,429	3,577,024
Total shareholders' equity	1,696,648	1,698,930	1,696,648	1,698,930
Unpaid losses and loss adjustment expenses	$1,498,342	$1,758,056	$1,498,342	$1,758,056

Per share data
Common shares outstanding - end of period	24,827	27,910	24,827	27,910
Weighted average common shares outstanding - basic	25,731	28,655	26,683	30,519
Adjusted weighted average common shares outstanding - diluted	26,002	29,065	27,001	30,949
Basic earnings per common share	$1.13	$1.34	$4.83	$5.71
Diluted earnings per common share	1.12	1.32	4.78	5.63
Operating income per common share - diluted (2)	1.03	1.35	4.74	4.99
Dividends per common share	0.08	0.08	0.24	0.24
Book value per common share (3)	68.34	60.87	68.34	60.87
Fully converted book value per common share (3)	$67.01	$59.26	$67.01	$59.26

(1)	See reconciliation of underwriting income on pages 14-18.
(2)	See computation of net operating income and net operating income per diluted common share on page 11.
(3)	See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Assets
Investments:
Fixed maturity securities	$1,914,011	$2,025,418	$1,986,320	$1,961,265	$1,937,984
Short-term investments	26,269	42,144	53,469	66,679	73,635
Cash and cash equivalents	1,339,149	1,361,730	1,412,970	1,464,418	1,565,405
Accrued investment income	20,184	20,593	22,112	20,026	20,451
Reinsurance premiums receivable	135,113	134,391	142,643	138,454	133,769
Reinsurance balances (prepaid and recoverable)	8,986	4,438	2,687	2,089	8,645
Funds held by ceding companies	90,385	88,091	117,428	119,241	118,983
Deferred acquisition costs	32,641	33,019	33,213	31,103	32,378
Reinsurance deposit assets	82,397	82,164	81,004	79,303	78,179
Other assets	37,024	32,728	33,505	41,307	39,830
Total assets	$3,686,159	$3,824,716	$3,885,351	$3,923,885	$4,009,259

Liabilities
Unpaid losses and loss adjustment expenses	$1,498,342	$1,560,517	$1,604,762	$1,671,365	$1,758,056
Unearned premiums	130,366	133,244	136,272	126,300	130,488
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	53,775	51,497	79,748	78,791	75,018
Other liabilities	57,028	51,589	54,626	50,722	96,767
Total liabilities	$1,989,511	$2,046,847	$2,125,408	$2,177,178	$2,310,329

Shareholders' Equity
Common shares	$248	$264	$269	$281	$279
Additional paid-in capital	-	-	-	10,711	-
Accumulated other comprehensive income	87,471	91,351	74,559	48,084	57,390
Retained earnings	1,608,929	1,686,254	1,685,115	1,687,631	1,641,261
Total shareholders' equity	$1,696,648	$1,777,869	$1,759,943	$1,746,707	$1,698,930

Total liabilities and shareholders' equity	$3,686,159	$3,824,716	$3,885,351	$3,923,885	$4,009,259

Book value per common share (1)	$68.34	$67.38	$65.35	$62.07	$60.87
Fully converted book value per common share (1)	$67.01	$65.82	$63.87	$60.64	$59.26

(1)
Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G. See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Revenue
Net premiums earned	$129,463	$135,360	$380,561	$405,146
Net investment income	17,523	17,758	52,860	54,110
Net realized gains (losses) on investments	3,109	(306)	1,998	24,698
Net impairment losses on investments	-	(65)	(224)	(2,002)
Other income (expense)	86	1,426	2,797	2,503
Total revenue	150,181	154,173	437,992	484,455

Expenses
Net losses and loss adjustment expenses	66,178	44,142	143,552	120,807
Net acquisition expenses	28,042	30,675	83,391	91,207
Operating expenses	18,607	20,672	58,324	59,695
Net foreign currency exchange losses (gains)	(102)	487	(255)	(592)
Interest expense	4,789	4,782	14,363	14,341
Total expenses	117,514	100,758	299,375	285,458
Income before income taxes	32,667	53,415	138,617	198,997
Income tax expense	3,542	15,130	9,577	24,342
Net income	$29,125	$38,285	$129,040	$174,655

Earnings Per Common Share
Weighted average common shares outstanding	25,731	28,655	26,683	30,519
Basic earnings per common share	$1.13	$1.34	$4.83	$5.71

Adjusted weighted average common shares outstanding	26,002	29,065	27,001	30,949
Diluted earnings per common share	$1.12	$1.32	$4.78	$5.63

Comprehensive income
Net income	$29,125	$38,285	$129,040	$174,655
Other comprehensive income (loss)	(3,880)	(6,977)	39,387	(80,300)
Comprehensive income	$25,245	$31,308	$168,427	$94,355

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Revenue
Net premiums earned	$129,463	$124,825	$126,273	$148,267	$135,360
Net investment income	17,523	17,645	17,692	17,936	17,758
Net realized gains (losses) on investments	3,109	(596)	(515)	(778)	(306)
Net impairment losses on investments	-	(136)	(88)	(31)	(65)
Other income (expense)	86	1,194	1,517	974	1,426
Total revenue	150,181	142,932	144,879	166,368	154,173

Expenses
Net losses and loss adjustment expenses	66,178	50,865	26,509	46,639	44,142
Net acquisition expenses	28,042	27,848	27,501	32,560	30,675
Operating expenses	18,607	21,434	18,283	23,019	20,672
Net foreign currency exchange losses (gains)	(102)	34	(187)	358	487
Interest expense	4,789	4,788	4,786	4,784	4,782
Total expenses	117,514	104,969	76,892	107,360	100,758
Income before income taxes	32,667	37,963	67,987	59,008	53,415
Income tax expense	3,542	1,783	4,252	10,385	15,130
Net income	$29,125	$36,180	$63,735	$48,623	$38,285

Earnings Per Common Share
Weighted average common shares outstanding	25,731	26,577	27,765	28,097	28,655
Basic earnings per common share	$1.13	$1.36	$2.30	$1.73	$1.34

Adjusted weighted average common shares outstanding	26,002	26,928	28,109	28,492	29,065
Diluted earnings per common share	$1.12	$1.34	$2.27	$1.71	$1.32

Comprehensive income
Net income	$29,125	$36,180	$63,735	$48,623	$38,285
Other comprehensive income (loss)	(3,880)	16,792	26,475	(9,306)	(6,977)
Comprehensive income	$25,245	$52,972	$90,210	$39,317	$31,308

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Earnings
Basic and Diluted
Net income attributable to common shareholders	$29,125	$38,285	$129,040	$174,655
Portion allocated to participating common shareholders (1)	(34)	(26)	(51)	(301)
Net income allocated to common shareholders	$29,091	$38,259	$128,989	$174,354

Common Shares
Basic
Weighted average common shares outstanding	25,731	28,655	26,683	30,519
Diluted
Weighted average common shares outstanding	25,731	28,655	26,683	30,519
Effect of dilutive securities:
Common share options	54	131	53	173
Restricted share units	217	279	265	257
Adjusted weighted average common shares outstanding	26,002	29,065	27,001	30,949

Earnings Per Common Share
Basic earnings per common share	$1.13	$1.34	$4.83	$5.71
Diluted earnings per common share	$1.12	$1.32	$4.78	$5.63

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Earnings
Basic and Diluted
Net income attributable to common shareholders	$29,125	$36,180	$63,735	$48,623	$38,285
Portion allocated to participating common shareholders (1)	(34)	-	-	-	(26)
Net income allocated to common shareholders	$29,091	$36,180	$63,735	$48,623	$38,259

Common Shares
Basic
Weighted average common shares outstanding	25,731	26,577	27,765	28,097	28,655
Diluted
Weighted average common shares outstanding	25,731	26,577	27,765	28,097	28,655
Effect of dilutive securities:
Common share options	54	55	51	71	131
Restricted share units	217	296	293	324	279
Adjusted weighted average common shares outstanding	26,002	26,928	28,109	28,492	29,065

Earnings Per Common Share
Basic earnings per common share	$1.13	$1.36	$2.30	$1.73	$1.34
Diluted earnings per common share	$1.12	$1.34	$2.27	$1.71	$1.32

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net cash provided by (used in) operating activities	$(15,848)	$35,015	$(14,429)	$(14,098)

Net cash provided by (used in) investing activities	107,204	(4,036)	115,327	161,414

Net cash provided by (used in) financing activities	(106,630)	(79,551)	(221,464)	(294,561)

Effect of foreign currency exchange rate changes	(7,307)	4,516	(4,703)	(7,745)

Net increase (decrease) in cash and cash equivalents	$(22,581)	$(44,056)	$(125,269)	$(154,990)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Net cash provided by (used in) operating activities	$(15,848)	$(4,847)	$6,266	$(42,464)	$35,015

Net cash provided by (used in) investing activities	107,204	(10,097)	18,220	(62,878)	(4,036)

Net cash provided by (used in) financing activities	(106,630)	(37,117)	(77,717)	6,209	(79,551)

Effect of foreign currency exchange rate changes	(7,307)	821	1,783	(1,854)	4,516

Net increase (decrease) in cash and cash equivalents	$(22,581)	$(51,240)	$(51,448)	$(100,987)	$(44,056)

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income Per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$29,125	$38,285	$129,040	$174,655
Portion allocated to participating common shareholders (1)	(34)	(26)	(51)	(301)
Net income allocated to common shareholders	$29,091	$38,259	$128,989	$174,354

Adjustments for:
Net realized (gains) losses on investments, net of tax	$(2,238)	$306	$(1,127)	$(21,023)
Net impairment losses on investments, net of tax	-	65	224	1,969
Net foreign currency exchange losses (gains), net of tax	(91)	471	(266)	(593)
Net operating income (2)	$26,762	$39,101	$127,820	$154,707

Per diluted common share:
Net income	$1.12	$1.32	$4.78	$5.63
Adjustments for:
Net realized (gains) losses on investments	(0.09)	0.01	(0.04)	(0.68)
Net impairment losses on investments	-	-	0.01	0.06
Net foreign currency exchange losses (gains)	-	0.02	(0.01)	(0.02)
Net operating income per diluted common share (3)	$1.03	$1.35	$4.74	$4.99

Adjusted weighted average common shares outstanding - diluted	26,002	29,065	27,001	30,949

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
Net operating income is a non-GAAP financial measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign currency exchange gains and losses.

(3)	Net operating income per diluted common share is also a non-GAAP financial measure and is calculated by dividing net operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Key Ratios
Combined ratio (%)	82.8%	74.2%	53.0%	63.5%	65.5%
Investable assets to shareholders' equity ratio	1.9:1	1.9:1	2.0:1	2.0:1	2.1:1
Debt to total capital (%)	12.8%	12.3%	12.4%	12.5%	12.8%
Net premiums written (annualized) to shareholders' equity	0.29	0.27	0.31	0.34	0.32

Share Data
Book value per common share (1)	$68.34	$67.38	$65.35	$62.07	$60.87
Common shares outstanding (000's)	24,827	26,385	26,933	28,143	27,910

Market Price Per Common Share
High	$66.57	$66.43	$61.05	$63.60	$61.06
Low	58.35	58.91	55.03	57.84	56.63
Close	$60.87	$64.85	$60.10	$61.28	$59.73

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	124	125	124	124	123

(1)	See computation of book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Book Value and Fully Converted Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Market price per share at period end	$60.87	$64.85	$60.10	$61.28	$59.73

Shareholders' equity	$1,696,648	$1,777,869	$1,759,943	$1,746,707	$1,698,930
Add: Proceeds from exercise of share options	4,994	4,994	4,994	4,994	13,225
Shareholders' equity - diluted	$1,701,642	$1,782,863	$1,764,937	$1,751,701	$1,712,155

Basic common shares outstanding	24,827	26,385	26,933	28,143	27,910
Add: Common share options (1)	148	148	148	148	388
Add: Restricted share units	417	554	553	598	596
Diluted common shares outstanding	25,392	27,087	27,634	28,889	28,894

Book value per common share (2)
Book value per common share	$68.34	$67.38	$65.35	$62.07	$60.87
Fully converted book value per common share	$67.01	$65.82	$63.87	$60.64	$59.26

(1) Options with an exercise price below the market price per share at period end.
(2) Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2014				Three Months Ended September 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$50,201	$67,571	$6,015	$123,787	$59,169	$69,992	$8,737	$137,898
Net premiums earned	53,500	69,474	6,489	129,463	55,127	72,543	7,690	135,360
Net losses and loss adjustment expenses	24,749	37,865	3,564	66,178	28,339	10,242	5,561	44,142
Net acquisition expenses	9,778	16,470	1,794	28,042	9,699	19,067	1,909	30,675
Other underwriting expenses	7,446	5,192	309	12,947	7,747	5,727	342	13,816
Segment underwriting income (loss)*	$11,527	$9,947	$822	22,296	$9,342	$37,507	$(122)	46,727

Net investment income				17,523				17,758
Net realized gains (losses) on investments				3,109				(306)
Net impairment losses on investments				-				(65)
Other income (expense)				86				1,426
Corporate expenses not allocated to segments				(5,660)				(6,856)
Net foreign currency exchange (losses) gains				102				(487)
Interest expense				(4,789)				(4,782)
Income before income taxes				$32,667				$53,415

Underwriting ratios:*
Net loss and loss adjustment expense	46.3%	54.5%	54.9%	51.1%	51.4%	14.1%	72.3%	32.6%
Net acquisition expense	18.3%	23.7%	27.6%	21.7%	17.6%	26.3%	24.8%	22.7%
Other underwriting expense	13.9%	7.5%	4.8%	10.0%	14.1%	7.9%	4.4%	10.2%
Combined	78.5%	85.7%	87.3%	82.8%	83.1%	48.3%	101.5%	65.5%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	46.3%	54.5%	54.9%	51.1%	51.4%	14.1%	72.3%	32.6%
Net acquisition expense	19.3%	24.3%	28.0%	22.5%	20.6%	26.5%	23.4%	23.8%
Other underwriting expense	14.8%	7.7%	5.1%	10.5%	13.1%	8.2%	3.9%	10.0%
Combined	80.4%	86.5%	88.0%	84.1%	85.1%	48.8%	99.6%	66.4%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2014				Nine Months Ended September 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$166,464	$194,051	$19,386	$379,901	$175,946	$220,547	$22,540	$419,033
Net premiums earned	162,220	196,746	21,595	380,561	165,811	218,967	20,368	405,146
Net losses and loss adjustment expenses	61,759	68,086	13,707	143,552	35,426	75,243	10,138	120,807
Net acquisition expenses	30,050	47,748	5,593	83,391	27,624	53,384	10,199	91,207
Other underwriting expenses	22,901	15,957	947	39,805	22,493	17,120	1,002	40,615
Segment underwriting income (loss)*	$47,510	$64,955	$1,348	113,813	$80,268	$73,220	$(971)	152,517

Net investment income				52,860				54,110
Net realized gains on investments				1,998				24,698
Net impairment losses on investments				(224)				(2,002)
Other income (expense)				2,797				2,503
Corporate expenses not allocated to segments				(18,519)				(19,080)
Net foreign currency exchange (losses) gains				255				592
Interest expense				(14,363)				(14,341)
Income before income taxes				$138,617				$198,997

Underwriting ratios:*
Net loss and loss adjustment expense	38.1%	34.6%	63.5%	37.7%	21.4%	34.4%	49.8%	29.8%
Net acquisition expense	18.5%	24.3%	25.9%	21.9%	16.7%	24.4%	50.1%	22.5%
Other underwriting expense	14.1%	8.1%	4.4%	10.5%	13.6%	7.8%	4.9%	10.0%
Combined	70.7%	67.0%	93.8%	70.1%	51.7%	66.6%	104.8%	62.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	38.1%	34.6%	63.5%	37.7%	21.4%	34.4%	49.8%	29.8%
Net acquisition expense	19.6%	24.3%	27.3%	22.4%	17.8%	24.4%	46.4%	22.8%
Other underwriting expense	13.8%	8.2%	4.9%	10.5%	12.8%	7.8%	4.4%	9.7%
Combined	71.5%	67.1%	95.7%	70.6%	52.0%	66.6%	100.6%	62.3%

*
* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Net premiums written	$50,201	$58,518	$57,745	$53,561	$59,169
Net premiums earned	53,500	55,528	53,192	56,199	55,127
Net losses and loss adjustment expenses	24,749	31,400	5,610	(1,005)	28,339
Net acquisition expenses	9,778	10,229	10,043	10,718	9,699
Other underwriting expenses	7,446	8,085	7,370	8,405	7,747
Segment underwriting income*	$11,527	$5,814	$30,169	$38,081	$9,342

Underwriting ratios:*
Net loss and loss adjustment expense	46.3%	56.5%	10.5%	(1.8%)	51.4%
Net acquisition expense	18.3%	18.4%	18.9%	19.1%	17.6%
Other underwriting expense	13.9%	14.6%	13.9%	15.0%	14.1%
Combined	78.5%	89.5%	43.3%	32.3%	83.1%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	46.3%	56.5%	10.5%	(1.8%)	51.4%
Net acquisition expense	19.3%	20.9%	18.5%	16.8%	20.6%
Other underwriting expense	14.8%	13.8%	12.8%	15.7%	13.1%
Combined	80.4%	91.2%	41.8%	30.7%	85.1%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Net premiums written	$67,571	$54,806	$71,674	$75,121	$69,992
Net premiums earned	69,474	61,555	65,717	78,921	72,543
Net losses and loss adjustment expenses	37,865	15,261	14,960	40,645	10,242
Net acquisition expenses	16,470	15,636	15,642	18,264	19,067
Other underwriting expenses	5,192	5,537	5,228	6,029	5,727
Segment underwriting income*	$9,947	$25,121	$29,887	$13,983	$37,507

Underwriting ratios:*
Net loss and loss adjustment expense	54.5%	24.8%	22.8%	51.5%	14.1%
Net acquisition expense	23.7%	25.4%	23.8%	23.1%	26.3%
Other underwriting expense	7.5%	9.0%	8.0%	7.6%	7.9%
Combined	85.7%	59.2%	54.6%	82.2%	48.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	54.5%	24.8%	22.8%	51.5%	14.1%
Net acquisition expense	24.3%	24.7%	24.0%	23.1%	26.5%
Other underwriting expense	7.7%	10.1%	7.3%	8.0%	8.2%
Combined	86.5%	59.6%	54.1%	82.6%	48.8%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Net premiums written	$6,015	$7,013	$6,358	$19,406	$8,737
Net premiums earned	6,489	7,742	7,364	13,147	7,690
Net losses and loss adjustment expenses	3,564	4,204	5,939	6,999	5,561
Net acquisition expenses	1,794	1,983	1,816	3,578	1,909
Other underwriting expenses	309	346	292	437	342
Segment underwriting income (loss)*	$822	$1,209	$(683)	$2,133	$(122)

Underwriting ratios:*
Net loss and loss adjustment expense	54.9%	54.3%	80.6%	53.2%	72.3%
Net acquisition expense	27.6%	25.6%	24.7%	27.2%	24.8%
Other underwriting expense	4.8%	4.5%	4.0%	3.3%	4.4%
Combined	87.3%	84.4%	109.3%	83.7%	101.5%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	54.9%	54.3%	80.6%	53.2%	72.3%
Net acquisition expense	28.0%	27.2%	26.8%	25.1%	23.4%
Other underwriting expense	5.1%	4.9%	4.6%	2.3%	3.9%
Combined	88.0%	86.4%	112.0%	80.6%	99.6%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Property and Marine
Excess-of-Loss	$34,311	$41,120	$113,576	$133,578
Proportional	15,890	18,049	52,888	42,368
Subtotal Property and Marine	50,201	59,169	166,464	175,946
Casualty
Excess-of-Loss	52,919	52,694	153,725	170,959
Proportional	14,652	17,298	40,326	49,588
Subtotal Casualty	67,571	69,992	194,051	220,547
Finite Risk
Excess-of-Loss	-	-	(7)	-
Proportional	6,015	8,737	19,393	22,540
Subtotal Finite Risk	6,015	8,737	19,386	22,540
Combined Segments
Excess-of-Loss	87,230	93,814	267,294	304,537
Proportional	36,557	44,084	112,607	114,496
Total	$123,787	$137,898	$379,901	$419,033

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Property and Marine
United States	$25,949	$35,008	$102,296	$102,867
International	24,252	24,161	64,168	73,079
Subtotal Property and Marine	50,201	59,169	166,464	175,946
Casualty
United States	61,654	61,642	170,273	195,808
International	5,917	8,350	23,778	24,739
Subtotal Casualty	67,571	69,992	194,051	220,547
Finite Risk
United States	6,015	8,737	19,386	22,540
International	-	-	-	-
Subtotal Finite Risk	6,015	8,737	19,386	22,540
Combined Segments
United States	93,618	105,387	291,955	321,215
International	30,169	32,511	87,946	97,818
Total	$123,787	$137,898	$379,901	$419,033

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$8,615	$8,615	$8,195	$11,554	$11,554	$6,525
North American Property Catastrophe	17,806	9,518	14,776	20,792	13,367	15,795
North American Property Risk	6,247	6,247	6,870	7,744	7,744	7,663
Other Property, including Crop	3,229	3,212	2,867	3,540	2,990	2,990
Marine / Aviation Proportional	3,172	3,172	2,386	2,390	2,390	2,145
Marine / Aviation Excess	2,043	2,043	2,018	1,308	1,308	1,230
International Property Proportional	3,144	3,144	3,864	3,901	3,901	4,001
International Property Catastrophe	12,203	12,203	10,462	14,621	13,796	12,623
International Property Risk	2,047	2,047	2,062	2,119	2,119	2,155
Subtotal	58,506	50,201	53,500	67,969	59,169	55,127

Casualty
1st Dollar GL	680	680	768	1,583	1,583	1,685
1st Dollar Other	3,031	3,031	3,090	3,724	3,724	3,783
Casualty Excess	32,913	32,913	35,461	39,112	39,112	42,053
Accident & Health	23,500	22,318	19,923	13,775	13,659	13,115
Clash	1,817	1,817	1,929	2,180	2,180	2,221
International Casualty	3,166	3,166	4,387	5,152	5,152	5,104
International Motor	493	493	423	666	666	551
Financial Lines	3,153	3,153	3,493	3,916	3,916	4,031
Subtotal	68,753	67,571	69,474	70,108	69,992	72,543

Finite Risk
Finite Property	-	-	-	-	-	-
Finite Casualty	6,015	6,015	6,489	8,737	8,737	7,690
Subtotal	6,015	6,015	6,489	8,737	8,737	7,690

Total	$133,274	$123,787	$129,463	$146,814	$137,898	$135,360

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$32,176	$32,176	$25,679	$20,949	$20,949	$15,226
North American Property Catastrophe	55,096	46,145	49,234	58,307	50,152	53,401
North American Property Risk	19,339	19,339	20,671	23,923	23,873	23,765
Other Property, including Crop	8,893	8,365	8,467	11,493	10,182	10,679
Marine / Aviation Proportional	6,854	6,854	6,775	6,616	6,616	5,289
Marine / Aviation Excess	3,529	3,529	3,500	1,465	1,465	1,466
International Property Proportional	11,206	11,206	11,930	12,580	12,580	12,099
International Property Catastrophe	34,859	33,335	30,346	44,637	43,812	37,542
International Property Risk	5,515	5,515	5,618	6,317	6,317	6,344
Subtotal	177,467	166,464	162,220	186,287	175,946	165,811

Casualty
1st Dollar GL	1,666	1,666	3,098	5,447	5,447	5,525
1st Dollar Other	7,922	7,922	8,565	11,543	11,543	11,397
Casualty Excess	101,969	101,969	106,594	128,639	128,639	131,641
Accident & Health	54,176	50,644	46,424	40,887	40,245	39,777
Clash	5,027	5,027	5,189	5,883	5,883	5,857
International Casualty	16,111	16,111	15,054	15,342	15,342	11,135
International Motor	1,443	1,443	1,372	1,675	1,675	1,557
Financial Lines	9,269	9,269	10,450	11,773	11,773	12,078
Subtotal	197,583	194,051	196,746	221,189	220,547	218,967

Finite Risk
Finite Property	(7)	(7)	(7)	-	-	-
Finite Casualty	19,393	19,393	21,602	22,540	22,540	20,368
Subtotal	19,386	19,386	21,595	22,540	22,540	20,368

Total	$394,436	$379,901	$380,561	$430,016	$419,033	$405,146

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	September 30, 2014			December 31, 2013
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$49,574	0.4%	0.1%	$4,765	2.8%	0.3%
U.S. Government agencies	79,864	2.8%	2.5%	51,122	2.7%	3.0%
Municipal bonds	1,237,126	3.8%	2.2%	1,269,247	3.8%	2.7%
Non-U.S. governments	25,108	0.7%	0.3%	40,514	1.2%	0.6%
Corporate bonds	213,219	4.2%	3.3%	227,235	4.3%	3.7%
Commercial mortgage-backed securities	63,735	6.2%	2.4%	77,491	5.7%	2.3%
Residential mortgage-backed securities	130,942	1.4%	1.1%	169,965	1.5%	1.3%
Asset-backed securities	19,288	2.6%	2.7%	17,531	4.9%	2.4%
Total fixed maturity available-for-sale securities	$1,818,856	3.5%	2.2%	$1,857,870	3.6%	2.6%

Fixed maturity trading securities:
Non-U.S. governments	$95,155	3.5%	0.4%	$103,395	3.5%	0.6%
Total fixed maturity trading securities	$95,155	3.5%	0.4%	$103,395	3.5%	0.6%

Short-term investments	$26,269	3.0%	2.8%	$66,679	2.4%	2.4%

	September 30, 2014				December 31, 2013
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$573,938	29.6%		$628,265	31.0%
Aa	882,339	45.4%		806,282	39.8%
A	265,452	13.7%		359,803	17.7%
Baa	182,180	9.4%		200,437	9.9%
Below investment grade	36,371	1.9%		33,157	1.6%
Total	$1,940,280	100.0%		$2,027,944	100.0%

Portfolio information**
Investable Assets	$3.3 billion			$3.5 billion
Credit Quality	Aa2			Aa2
Book Yield	2.1%			2.1%
Duration	2.5 yrs			2.6 yrs

*	Rated using external rating agencies (primarily Moody's) including credit enhancements from insurance entities. As of September 30, 2014, there were approximately $13.2 million and $4.6 million of municipal bonds for which ratings of "Aa" and "A", respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as "A" and "Baa", respectively, without the existence of such guarantees.
**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	September 30, 2014
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$49,574	$165	Aaa	0.9
U.S. Government agencies	79,864	1,253	Aaa	5.6
Municipal bonds:
State general obligation bonds	875,231	62,414	Aa2	5.5
Essential service bonds*	176,717	9,766	A1	3.9
State income tax and sales tax bonds	71,242	6,745	Aa2	6.1
Other municipal bonds	59,097	2,652	Aa2	4.6
Pre-refunded bonds	54,839	2,189	Aa2	1.3
Subtotal	1,237,126	83,766	Aa2	5.0
Non-U.S. governments	25,108	111	Aa1	0.2
Corporate bonds:
Industrial	139,453	4,252	Baa2	5.0
Utilities	57,746	2,088	A3	5.8
Insurance	16,020	1,085	Baa2	6.4
Subtotal	213,219	7,425	Baa1	5.3
Commercial mortgage-backed securities	63,735	3,629	A1	1.7	1.8
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	115,461	986	Aaa	1.1	6.0
Non-agency residential mortgage-backed securities	15,481	531	Caa2	1.5	6.5
Subtotal	130,942	1,517	Aa2	1.2	6.1
Asset-backed securities:
Asset-backed securities	13,575	(25)	Aaa	0.1	4.2
Sub-prime asset-backed securities	5,713	3,137	C	4.7	10.7
Subtotal	19,288	3,112	A3	1.5	6.1
Total	$1,818,856	$100,978	Aa3	4.5

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	September 30, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
American Electric Power Company, Inc.	$12,500	$13,077	$590	A3
Mattel, Inc.	10,000	10,634	539	Baa1
Entergy Corporation	9,800	9,983	180	A3
FirstEnergy Corp.	7,000	7,612	613	Baa2
Teck Resources Limited	6,750	6,748	26	Baa2
Southern Company	6,625	6,553	(64)	A3
Newmont Mining Corporation	7,000	6,473	(486)	Baa2
Anglo American plc	5,000	6,294	467	Baa2
Hess Corporation	5,000	6,139	496	Baa2
ArcelorMittal	5,000	6,038	137	Ba1
Northeast Utilities	5,700	5,955	89	A3
Berkshire Hathaway Inc.	5,375	5,499	128	A1
Grupo Mexico, S.A.B de C.V.	5,000	5,471	454	Baa2
Southwestern Energy Company	5,300	5,464	153	Baa3
Joy Global Inc.	5,000	5,419	393	Baa2
Noble Energy, Inc.	5,000	5,247	231	Baa2
Encana Corporation	5,000	5,165	158	Baa2
FMC Corporation	5,000	5,159	167	Baa1
Liberty Mutual Holding Company Inc.	4,950	5,108	155	Baa2
Teva Pharmaceutical Industries Limited	$5,000	$5,073	$86	A3

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	September 30, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$131,911	$147,295	$10,442	Aa3
Illinois	122,500	128,799	4,998	A3
Connecticut	99,620	109,518	8,756	Aa3
California	89,235	102,950	11,188	Aa3
Massachusetts	72,315	78,061	4,977	Aa2
Texas	66,275	74,105	6,278	Aaa
Maryland	46,180	53,670	2,563	Aaa
New Jersey	45,675	47,773	121	A2
New York	41,000	45,579	4,479	Aa2
Mississippi	$42,535	$44,731	$1,706	Aa2

	September 30, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Connecticut	$99,620	$109,518	$8,756	Aa3
State of Pennsylvania	96,700	109,031	7,923	Aa3
State of Illinois	102,000	107,218	4,015	A3
State of California	87,235	100,890	11,137	Aa3
State of Massachusetts	59,010	63,069	3,290	Aa1
State of Texas	50,145	56,946	5,132	Aaa
State of Maryland	38,180	45,511	2,411	Aaa
State of Mississippi	42,535	44,731	1,706	Aa2
State of Hawaii	35,000	40,864	5,757	Aa2
State of Arkansas	$30,000	$34,421	$1,610	Aa1

	September 30, 2014
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$208,491	16.9%
Aa	796,764	64.4%
A	222,782	18.0%
Baa	8,013	0.6%
Below investment grade	1,076	0.1%
Total	$1,237,126	100.0%

*	Rated using external rating agencies (primarily Moody's) including credit enhancements from insurance entities. As of September 30, 2014, there were approximately $13.2 million and $4.6 million of municipal bonds for which ratings of "Aa" and "A", respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as "A" and "Baa", respectively, without the existence of such guarantees.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$621	$(306)	$(490)	$14,198
Subsidiaries domiciled in the United States	2,488	-	2,488	10,500
Total	$3,109	$(306)	$1,998	$24,698

Net realized gains (losses) on investments by type:
Sale of securities	$3,895	$-	$3,951	$27,243
Fair value adjustments on trading securities	(786)	(306)	(1,953)	(2,545)
Total	$3,109	$(306)	$1,998	$24,698

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$-	$65	$224	$1,909
Subsidiaries domiciled in the United States	-	-	-	93
Total	$-	$65	$224	$2,002

Net impairment losses on investments by type of security:
Non-agency residential mortgage-backed securities	$-	$28	$223	$1,439
Sub-prime asset-backed securities	-	37	1	563
Total	$-	$65	$224	$2,002

Platinum Underwriters Holdings, Ltd
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Nine Months Ended September 30, 2014				Twelve Months Ended December 31, 2013
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$307,420	$7	$307,413	214.1%	$444,890	$(476)	$445,366	266.0%
Change in unpaid losses and loss adjustment expenses	(162,433)	1,428	(163,861)		(280,325)	(2,405)	(277,920)
Losses and loss adjustment expenses	$144,987	$1,435	$143,552		$164,565	$(2,881)	$167,446

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of September 30, 2014 (1)				As of December 31, 2013 (2)
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$622,562	$2,572	$619,990	41.5%	$683,430	$1,001	$682,429	40.9%
Incurred but not reported	875,780	48	875,732	58.5%	987,935	193	987,742	59.1%
Unpaid losses and loss adjustment expenses	$1,498,342	$2,620	$1,495,722	100.0%	$1,671,365	$1,194	$1,670,171	100.0%

(1) Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate gains of $10,588 for the nine months ended September 30, 2014.
(2) Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate gains of $9,594 for the twelve months ended December 31, 2013.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended September 30, 2014				Three Months Ended September 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$5,936	$12,723	$1,365	$20,024	$5,234	$40,094	$905	$46,233
Net premium adjustments related to prior years' losses	597	749	-	1,346	742	313	-	1,055
Net commission adjustments related to prior years' losses	98	335	(482)	(49)	(153)	(1,295)	(429)	(1,877)
Net favorable (unfavorable) development	6,631	13,807	883	21,321	5,823	39,112	476	45,411

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	2,476	(1)	-	2,475	(3,817)	3	(400)	(4,214)
Net premium adjustments related to prior years' losses	(341)	-	-	(341)	45	-	-	45
Net commission adjustments related to prior years' losses	(2)	-	-	(2)	(9)	-	-	(9)
Net favorable (unfavorable) development	2,133	(1)	-	2,132	(3,781)	3	(400)	(4,178)

Total net favorable (unfavorable) development	$8,764	$13,806	$883	$23,453	$2,042	$39,115	$76	$41,233

	Nine Months Ended September 30, 2014				Nine Months Ended September 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$6,419	$75,535	$2,616	$84,570	$21,719	$85,636	$6,848	$114,203
Net premium adjustments related to prior years' losses	565	1,617	-	2,182	776	204	-	980
Net commission adjustments related to prior years' losses	48	609	(1,306)	(649)	163	(149)	(6,152)	(6,138)
Net favorable (unfavorable) development	7,032	77,761	1,310	86,103	22,658	85,691	696	109,045

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	13,880	(4)	(152)	13,724	35,782	29	(900)	34,911
Net premium adjustments related to prior years' losses	(803)	-	(7)	(810)	(4,038)	-	-	(4,038)
Net commission adjustments related to prior years' losses	(7)	-	-	(7)	(40)	-	-	(40)
Net favorable (unfavorable) development	13,070	(4)	(159)	12,907	31,704	29	(900)	30,833

Total net favorable (unfavorable) development	$20,102	$77,757	$1,151	$99,010	$54,362	$85,720	$(204)	$139,878

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of October 1, 2014
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane*	$102	$56	$202	$138	$249	$183
United States	Earthquake*	28	28	108	60	145	95
Pan-European	Windstorm	53	31	124	94	153	123
Japanese	Earthquake	8	8	136	136	164	164
Japanese	Typhoon*	14	14	62	50	72	59
Canadian	Earthquake*	$-	$-	$33	$33	$55	$52

*	The United States/Caribbean Hurricane, United States Earthquake, Japanese Typhoon and Canadian Earthquake net loss estimates above include the effects of a $50 million retrocessional cover purchased by the company effective July 1, 2014. This cover provides $50 million of protection per occurrence and in the aggregate for United States all natural perils, Caribbean Wind, Japanese Typhoon and Canadian Earthquake. In the case of multiple catastrophic loss events resulting in recoveries from this cover, a maximum of $50 million is recoverable across all perils.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers' compensation and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company's casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.